                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              RIVIERA TOOL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              RIVIERA TOOL COMPANY
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            [RIVIERA TOOL CO. LOGO]

                              RIVIERA TOOL COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2000

To the Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Riviera Tool Company (the "Company") to be held on Wednesday, December 20, 2000 at 4:00 p.m., Eastern Standard Time at Rembrandt's at Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504, for the following purposes:

          (1) To elect two Directors to serve until the Annual Meeting of Shareholders in 2003.

          (2) To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ended August 31, 2001.

          (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record on the close of business on October 20, 2000 will be entitled to vote at the meeting or any adjournments thereof.

     YOUR ATTENTION IS CALLED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU ARE THEREFORE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

     A copy of the Annual Report of the Company for the fiscal year ended August 31, 2000 accompanies this Notice.
                                          By Order of the Board of Directors,

                                          PETER C. CANEPA, Secretary
Grand Rapids, Michigan
November 20, 2000

                            [RIVIERA TOOL CO. LOGO]

                              RIVIERA TOOL COMPANY
                           5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 20, 2000

                              GENERAL INFORMATION

     This proxy statement and proxy are being furnished to you by the Board of Directors of Riviera Tool Company, a Michigan corporation (the "Company"), of 5460 Executive Parkway SE, Grand Rapids, Michigan 49512 (telephone number 616-698-2100) in connection with the Annual Meeting of Shareholders on Wednesday, December 20, 2000 at 4:00 p.m., Eastern Standard Time, and any adjournments thereof, to be held at Rembrandt's at Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504. These proxy materials are first being mailed to shareholders on or about November 20, 2000.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. The Company may reimburse brokers, dealers, banks, voting trustees or other record holders for postage and other reasonable expenses of forwarding proxy materials to their principals who beneficially own shares of the Company's stock.

     A copy of the Company's 2000 Annual Report is enclosed.

              STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record at the close of business on October 24, 2000 (the "record date") are entitled to notice of, and to vote at, the meeting or at adjournment or adjournments thereof, each share having one vote and there are no cumulative voting rights for the election of directors and ratification of independent auditors.

     The Company had 3,379,609 shares of Common Stock, no Par Value (Common Shares), outstanding on the record date. A majority of the Common Shares entitled to vote constitutes a quorum.

     The votes required for approval of each matter to be submitted at the meeting for shareholder vote are described in the applicable sections of this Proxy Statement.

     To the Company's knowledge, based on the most recent information filed with the Securities and Exchange Commission (the "SEC"), or otherwise provided to the Company, as of October 20, 2000, the following person(s) beneficially owned more than 5% of the Company's Common Stock:

                     5% OR MORE BENEFICIAL OWNERSHIP TABLE

                                                                       SHARES
                                                                 BENEFICIALLY OWNED
                                                                ---------------------
                      NAME AND ADDRESS                          NUMBER        PERCENT
                      ----------------                          ------        -------
Kenneth K. Rieth (1)........................................    769,216        22.8%
5460 Executive Parkway SE, Grand Rapids, MI 49512
Heartland Advisors, Inc.....................................    388,762        11.5%
790 N. Milwaukee Street, Milwaukee, WI 53202
Wellington Management Co. LLP...............................    317,711         9.4%
75 State Street, Boston, MA 02109
William Harris Investors, Inc...............................    183,905         5.4%
2 North Lasalle Street, Chicago, IL 60602

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 667,012 shares of the Common Stock of Riviera Tool Company. Also includes 2,204 shares of common stock owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise of stock options granted under the 1998 Key Employee Stock Option Plan.

                            I. ELECTION OF DIRECTORS

     The Board of Directors proposed that Messrs. John C. Kennedy and Thomas H. Highley be elected as Directors of the Company to hold office until the Annual Meeting of Shareholders in 2003 or until their successor are elected. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of the nominee named above, unless such proxies are marked to the contrary. The two nominees receiving the greatest number of votes cast at the Meeting or its adjournment shall be elected. In case any nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

     The following information is furnished with respect to each nominee for election as a Director, each person whose term of office as a Director will continue after the meeting and each Executive Officer of the Company as of November 20, 2000 named in the Summary Compensation Table of this proxy statement.

                                                                                               PERCENTAGE OF
                                                                              SHARES OF        TOTAL COMMON
                                                                                COMMON         STOCK OF THE
                                                                                STOCK             COMPANY
                                                                             BENEFICIALLY      BENEFICIALLY
                                                 POSITIONS AND OFFICES       OWNED AS OF        OWNED AS OF     TERM
         NAME AND YEAR FIRST                   WITH THE COMPANY AND OTHER    OCTOBER 31,        OCTOBER 31,      TO
          BECAME A DIRECTOR            AGE       PRINCIPAL OCCUPATIONS           2000              2000        EXPIRE
         -------------------           ---     --------------------------    ------------      -------------   ------
                              NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM
John C. Kennedy (1988)...............  42    Principal owner, Director,         11,186(3)           0.3%        2003
                                             Chairman and President,
                                             Autocam Corporation
Thomas H. Highley (1997).............  58    President and Chief Executive       2,000(3)             *         2003
                                             Officer, The Empire Company,
                                             Inc.
                              DIRECTORS CONTINUING IN OFFICE BEYOND THE ANNUAL MEETING
Leonard H. Wood (1988)...............  58    Vice President and General         30,551(2)           0.9%        2001
                                             Manager of the Company
Daniel W. Terpsma (1998).............  46    Executive Vice President, Old       2,000(3)             *         2001
                                             Kent Bank
Kenneth K. Rieth (1980)..............  41    President and Chief Executive     769,216(1)          22.8%        2002
                                             Officer of the Company
                                   OTHER EXECUTIVE OFFICERS, WHO ARE NOT DIRECTORS
Peter C. Canepa......................  42    Chief Financial Officer,           35,512(2)           1.0%          --
                                             Treasurer and Secretary of the
                                             Company
                                                                               -------             ----
All Directors and Executive Officers as a group (6 persons)................    850,465             25.2%
                                                                               =======             ====

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 635,250 shares of the Common Stock of Riviera Tool Company. Amount also includes 2,100 shares of common stock owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise, of a stock options granted under the 1998 Key Employee Stock Option Plan.

(2) Amount includes 30,000 shares of which Mr. Wood and Mr. Canepa each have the right to acquire through exercise of a stock option grant under the 1996 Incentive Stock Option Plan.

(3) Amount includes 2,000 shares of which each referenced director or officer has the right to acquire through exercise of a stock option grant under the 1998 Key Employee Stock Option Plan.

 *  Beneficial ownership of less than 0.1% of the class.

OTHER INFORMATION RELATING TO NOMINEES AND DIRECTORS

     Set forth below is each Director's name and the year in which he first became a Director, and a brief account of the business experience of each nominee and Director during the past five years.

KENNETH K. RIETH 1980

     Mr. Rieth has been a principal owner and President of Riviera Tool Company since 1980. Mr. Rieth has served as a Director of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, medical, electronic and computer industries since 1991.

LEONARD H. WOOD 1988

     Mr. Wood has been a Vice President of the Company since 1985. Prior to that time, he was Project Manager with American Motors Corporation.

JOHN C. KENNEDY 1991

     Mr. Kennedy has been a principal owner, Director, Chairman (appointed September 30, 1998) and President of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, medical, electronic and computer industries since 1988.

DANIEL W. TERPSMA 1998

     Mr. Terpsma has been Executive Vice President of Old Kent Bank since 1997. Prior to that time, he was Senior Vice President of Old Kent Bank for more than four years.

THOMAS H. HIGHLEY 1997

     Mr. Highley has been President and CEO of the Empire Company, Inc., a distributor of residential and commercial millwork products, since 1991.

     During the fiscal year ended August 31, 2000, the Board of Directors held three meetings. No director attended less than 33% of directors meetings, including appropriate committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee. The current members of the Audit Committee are Messrs. John C. Kennedy, Thomas H. Highley and Daniel W. Terpsma (elected to the Audit Committee on October 19, 2000). During fiscal year ended August 31, 2000, the Audit Committee held three meetings. The duties of the Audit Committee are briefly: recommending to the Board of Directors the retention or discharge of the independent public accountants; reviewing the arrangements and scope of the audit and non-audit engagements and the compensation of the independent public accountants; reviewing with the independent public accountants and the Company's financial officers the adequacy of the Company's internal financial controls; and reviewing major changes in accounting policies.

     The Company has a standing Compensation Committee. The current members of the Compensation Committee are Messrs. Thomas H. Highley and Daniel W. Terpsma. The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company and granting stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and under the 1998 Key Employee Stock Option Plan. The Compensation Committee held one meeting during fiscal year ended August 31, 2000.

     The Company has no nominating committee the functions of which are performed by the Board of Directors.

LEGAL PROCEEDINGS

     The Company is a plaintiff in Kent County Circuit Case Number 94-2809-CZ together with two individuals asking for recovery of damages, based on fraud, resulting from an investment in and winding up of activities of Leap Technologies, Inc. Durametallic Corporation, one of the defendants, has settled the litigation on July 14, 1999 paying $400,000 with a mutual release. One defendant has filed bankruptcy without answering the Company's Compliant. A judgement of $2,800,000 plus interest and costs has been entered against the final defendant. No allocation of the award among plaintiffs was specified. The judgement has been appealed and waits Court of Appeals action. No claims against the Company are surviving in this action. All such claims have been dismissed without obligations of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company, grant stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and the 1998 Key Employee Stock Option Plan.

Overall Officer Compensation Policy

     The Company's compensation policy for executive officers is designed to support the overall objective of enhancing value for shareholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

     The key elements of the Company's officer compensation consist of base salary, a formula bonus for Mr. Rieth, the Company's chief executive officer, a discretionary bonus for Mr. Canepa, the Company's Chief Financial Officer and Mr. Wood, the Company's Vice President and General Manager, as well as stock options for Messrs. Rieth, Canepa and Wood. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including insurance and other benefits.

Base Salary

     The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth in 1999, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. Mr. Rieth's base salary was established by the Board of Directors in November 24, 2000 under a three-year employment agreement which expires on August 31, 2002. This base compensation consists of a regular payroll payment of $165,000 per year plus an annual bonus equal to 3.5% of the Company's income from operations before such bonus expense. Messrs. Canepa and Wood received a base salary of $140,000 and $150,000, respectively for fiscal 2000.

Bonus Awards

     The Company's officers may be considered for annual cash bonuses which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for fiscal 2000 for Mr. Rieth was amended to provide for no bonus to Mr. Rieth. In determining a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Messrs. Canepa's and Wood's bonus based on his review of corporate and Messrs. Canepa's and Wood's individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa, Wood and Rieth.

Stock Options

     Under the Company's 1996 Incentive Stock Option Plan, as amended, stock options may be granted to the Company's key employees including Messrs. Rieth, Wood and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. In fiscal 2000, stock options were granted under such plan to Messrs. Wood and Canepa for 20,000 shares each, exercisable at $3.75 per share.

     Under the Company's 1998 Key Employee Stock Option Plan, stock options may be granted to the Company's key employees and directors including Messrs. Rieth, Kennedy, Highley, Terpsma, Wood, and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. In fiscal 2000, stock options were granted under such plan to Mr. Rieth for 50,000 shares and 1,000 shares each for Messrs. Kennedy, Highley and Terpsma, all exercisable at $3.75 per share.

     Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy.
                                          Compensation Committee Members:
                                            Daniel W. Terpsma
                                            Thomas H. Highley

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Directors

     The Company pays each Director who is not a Company employee a fee of $5,000 per year. During fiscal year ended August 31, 2000, the Company paid $5,000 of Directors fees and granted stock options for 1,000 shares each under the 1998 Key Employee Stock Option Plan to Messrs. Kennedy, Terpsma and Highley.

Summary Compensation Table

     The following table sets forth the total compensation earned by each of the Company's Executive Officers during the fiscal years ended August 31, 1998, 1999, and 2000 for services rendered to the Company in all capacities during such years.

                                                ANNUAL COMPENSATION(1)
                                                -----------------------         LONG-TERM
                                                                              COMPENSATION         ALL OTHER
                                      FISCAL                                     AWARDS           COMPENSATION
   NAME AND PRINCIPAL POSITION         YEAR      SALARY         BONUS         STOCK OPTIONS          (3)(4)
   ---------------------------        ------     ------         -----         -------------       ------------
Kenneth K. Rieth..................     2000     $160,630(3)    $     --(3)       50,000(5)           $1,500
President, CEO and Director            1999      150,800(3)     132,000(3)       50,000(6)            1,334
                                       1998      150,800(3)     100,000(3)           --               1,500
Leonard H. Wood...................     2000     $150,000       $     --          20,000(5)           $8,791
Vice President, General                1999      150,000         50,000          10,000(6)            8,625
Manager and Director                   1998      150,000         25,000              --               8,791
Peter C. Canepa...................     2000     $133,365       $     --          20,000(5)           $1,000
Secretary, Treasurer and CFO           1999     $125,000         35,000          10,000(6)              938
                                       1998      125,000         25,000              --                 757

-------------------------
(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2) Represents the dollar value of the premiums paid by the Company for life insurance policy maintained in respect an Executive Deferred Compensation Plan agreement with Mr. Wood. This Agreement provides that upon death, disability or retirement from service after reaching age 65, the employee or his heirs and assigns will receive $50,000 per year for five consecutive years.

(3) The Company has an Employment Agreement with Kenneth K. Rieth pursuant to which Mr. Rieth will continue to serve as the Chief Executive Officer and President of the Company. The term of the agreement was for a period of three years beginning September 1, 1996 and renewed on September 1, 1999, for an additional three years. Pursuant to the agreement with Mr. Rieth, the Company will pay Mr. Rieth a base salary of $165,000.

(4) Required matching contribution by the Company to the 401(k) plan, which is maintained by the Company for its employees generally.

(5) Options were granted on November 20, 1999, exercisable on November 20, 2000 and expire on November 20, 2009.

(6) Options were granted on November 2, 1998, exercisable on November 2, 1999 and expire on November 20, 2008.

Option Grants in the Last Fiscal Year

     The following table provides information on options granted to each of the executive officers of the Company during the fiscal year ended August 31, 2000 pursuant to the 1996 Incentive Stock Option Plan, as amended or the 1998 Key Employee Stock Option Plan:

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                           NUMBER      PERCENT OF                                                ANNUAL RATE OF STOCK
                             OF       TOTAL OPTIONS   EXERCISE                                  PRICE APPRECIATION FOR
                         SECURITIES   TO EMPLOYEES    OF BASE                                         OPTION TERM
                         UNDERLYING     IN FISCAL      PRICE       EXERCISE     EXPIRATION      -----------------------
        NAME               OPTION         YEAR         ($/SH)        DATE          DATE             5%          10%
        ----             ----------   -------------   --------     --------     ----------          --          ---
Kenneth K. Rieth.....      50,000         39.1%        $3.75      11/24/2000    11/24/2009       $117,918     $298,827
Leonard H. Wood......      20,000         15.6%        $3.75      11/24/2000    11/24/2009       $ 23,584     $ 59,765
Peter C. Canepa......      20,000         15.6%        $3.75      11/24/2000    11/24/2009       $ 23,584     $ 59,765
                           ------         ----                                                   --------     --------
Total................      90,000         70.3%                                                  $165,086     $418,357
                           ======         ====                                                   ========     ========

Option Values at Fiscal Year End

     The following table provides information on the value of options held by each of the executive officers of the Company at August 31, 2000 measured in terms of the closing price of the Company's common stock on that day. There were no options exercised by any officer during the year.

                                                                                             VALUE OF
                                                            NUMBER OF                  UNEXERCISED OPTIONS
                                                       UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                        AT AUGUST 31, 2000              AT AUGUST 31, 2000
                                                   ----------------------------    ----------------------------
          NAME AND PRINCIPAL POSITION              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
          ---------------------------              -----------    -------------    -----------    -------------
Kenneth K. Rieth -- President,
  C.E.O. & Chairman............................     50,000(1)       50,000(1)          --              $--
Leonard H. Wood -- Vice President,
  General Manager and Director.................     10,000(2)       20,000(2)          --              $--
Peter C. Canepa -- Secretary,
  Treasurer and CFO............................     10,000(2)       20,000(2)          --              $--

-------------------------
(1) On November 2, 1998, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $6.625 per share under the 1998 Key Employee Stock Option Plan, expiring November 2, 2008. On November 24,

    2000, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

(2) On November 2, 1998, Messrs. Wood and Canepa were granted stock options for 10,000 shares each, exercisable at $6.625 per share under the 1996 Incentive Employee Stock Option Plan, as amended, expiring November 2, 2008. On November 24, 2000, Messrs. Wood and Canepa were granted a stock options for 20,000 shares each, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

     The Company's Board of Directors has given Mr. Rieth the authority to set the compensation for senior management.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee of the Company are Messrs. Highley and Terpsma. On June 12, 1997, the Company obtained its primary financing facility from Old Kent Bank of which Mr. Terpsma is Executive Vice President. At the end of fiscal 2000, the principal balance of the financing facilities was $12,287,161, of which $5,080,019 was outstanding on the revolving line of credit, $1,191,667, was outstanding on the equipment term note payable (payable in monthly installments of $54,167), $2,944,436 was outstanding on a term note (payable in monthly installments of $55,566), $2,254,373 was outstanding on the $3,271,000 1999 equipment line of credit (payable in monthly installments of $38,941) and $816,666 was outstanding under the equipment term note payable (payable in monthly installments of $16,667). The Company pays interest monthly on all these facilities at either the bank's prime rate less
 .25% or at London Interbank Offered Rate ("LIBOR") plus 2.25%, except two of the term notes, which are payable at a fixed rate (7.26% on the $2,944,436 note payable and 8.04% on the $816,666 equipment term note). Total interest paid on all these facilities to Old Kent Bank during the year ended August 31, 2000 was $921,452.

     The Company believes that the above transaction was at prices and terms which were no less favorable to the Company than would have been in similar transactions with unaffiliated third parties. The policy of the Company is that proposed transactions with affiliates of the Company must have the prior approval of a majority of the disinterested members of the Board of Directors and be made on terms no less favorable to the Company than could be obtained from unaffiliated parties.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Board of Directors adopted a written Audit Committee Charter on April 19, 2000, a copy of which is included as Appendix 1 to this Proxy Statement. All members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange's listing standards.

     The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2000 Annual Report. Without limiting the foregoing, the Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380).

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2000 Annual Report be included in that report, which is incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000, filed with the U.S. Securities and Exchange Commission.

                            Audit Committee Members:
                                John C. Kennedy
                               Thomas H. Highley
                               Daniel W. Terpsma

PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return for the Company's Common Stock with the cumulative total return of the Standards & Poors 500 Composite Index and an index of peer companies selected by the Company.

     The comparison assumes $100 was invested on March 4, 1997 (the date of the Company's initial public offering) in the Company's Common Stock , the S & P 500 Composite Index and the peer group. The companies in the peer group, all of which are in the automotive industry, are as follows:

Arvin Industries
Autocam Corporation
Breed Technologies Inc.
Dana Corporation
Defiance Inc.
Excel Industries Inc.
Gentex Corporation
Hayes Lemmerz International Inc.
Magna International - CL A
Mascotech Inc.
Simpson Industries
Spartan Motors Inc.
Superior Industries International
Tower Automotive Inc.

                              [PERFORMANCE GRAPH]


                                                                 Indexed Returns Years Ending
                               Base Period    -------------------------------------------------------------------
                                 March 4,        August 31,       August 31,       August 31,       August 31,
 Company Name/Index                1997             1997             1998             1999             2000
 Riviera Tool Co.                  $100           $ 76.79          $ 71.43          $ 67.86          $ 43.76
 S&P 500 Index                     $100           $114.58          $123.85          $173.18          $201.45
 Peer Group                        $100           $130.50          $110.27          $128.51          $ 96.90

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, no later than by August 1, 2001, in order to be eligible for inclusion in the Proxy Statement and form of Proxy relating to that meeting. A shareholder who desires to submit any such proposal should refer to the applicable rules and regulations of the Securities and Exchange Commission, Washington, D.C. 20549. Shareholder proposals submitted at the meeting will be considered untimely and will not be considered if notice of the proposal is not received no later than November 1, 2000.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected the public accounting firm of Deloitte & Touche LLP to report on the Company's financial statements for fiscal 2001, and the shareholders are being asked to ratify this selection. Deloitte & Touche LLP has been the public accounting firm retained by the Company since 1999. Deloitte & Touche LLP has indicated that a representative of that firm will be present at the shareholder's meeting. Such representative shall be given an opportunity to make a statement, if he or she so desires, and it is expected that such representative will be available to respond to appropriate questions presented at the meeting.

     On April 28, 1999, the Company dismissed Plante & Moran LLP as its independent accountant. The reports of Plante & Moran LLP on the financial statements for the past two fiscal years (fiscal 1997 and 1998) contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, scope or accounting principles. The Company's Audit Committee participated in and recommended the decision to change independent accountants. In connection with its audits for the two fiscal years (1997 and 1998) and through April 28, 1999, there were no disagreements with Plante & Moran LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure or any reportable events. During the two fiscal years (1997 and 1998) and through April 28, 1999, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v). The Company had provided Plante & Moran LLP with a copy of the Form 8-K and attached a letter from Plante & Moran LLP addressed to the SEC stating that they agreed with the statement on such Form 8-K.

     On July 14, 1999, the Company engaged Deloitte & Touche LLP as its new independent accountants. The Company's Audit Committee participated in and recommended the decision to select Deloitte & Touche LLP as its independent accountants. In November 1998, the Company engaged Deloitte & Touche LLP to assist the Audit Committee in its review of the Company's prior financial statements. In conjunction with this engagement, Deloitte & Touche LLP provided oral advice regarding matters relating to the Company's financial statements. The Company has not consulted with Deloitte & Touche LLP on any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1)
(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.

OTHER BUSINESS

     Neither the Company nor the members of the Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own ten percent (10%) or more of the Company's common stock file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Company Common Stock. These officers, directors and 10% shareholders are required by SEC regulation to furnish the Company with copies of these reports. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended August 31, 2000, all Section 16(a) requirements applicable to its officers, directors and 10% beneficial owners were complied with.

VOTING OF PROXIES

     Proxies which are signed and returned will be voted for the nominees named above to serve until the Annual Meeting of Shareholders in 2001 unless authority to vote upon the election of directors is withheld. Abstentions will be treated as shares present for determining a quorum and all abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining the outcome of any matter.

     AVAILABILITY OF S.E.C. FORM 10-K

     A copy of the Company's 10-K Annual Report, filed with the Securities and Exchange Commission, is available without charge to shareholders by written request to:

                               Mr. Peter C. Canepa
                               Riviera Tool Company
                               5460 Executive Parkway SE
                               Grand Rapids, Michigan 49512

                                          By order of the Board of Directors

                                          /s/ Peter C. Canepa
                                          --------------------------------------
                                          PETER C. CANEPA, Secretary

                                                                      APPENDIX 1

                              RIVIERA TOOL COMPANY
                            AUDIT COMMITTEE CHARTER
                                 APRIL 19, 2000

     The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors in overseeing and monitoring management's and the independent auditor's participation in the financial reporting process.

     The Audit Committee shall consist of at least three members. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc. The members of the Audit Committee shall be appointed by the Board of Directors.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall meet not less than three times per year and shall make regular reports to the Board. The Chairman of the Committee may call special meetings of the Committee as circumstances require. The Committee will keep minutes of its meetings. The minutes will be circulated among the members of the Committee and the Board of Directors.

     The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and report to the Board of Directors on such review.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Engage the independent auditor to review the Company's quarterly financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

     7. Recommend to the Board of Directors the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

     8. Approve the compensation to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to insure the independence of the auditor.

     10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor.

     11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     12. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     13. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

     14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     15. Receive and take any necessary action with respect to any reports from management or the independent auditor, concerning conformity by the Company or its affiliates with applicable legal requirements.

     16. Consider, in consultation with the independent auditor, the adequacy of the Company's internal financial controls.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's policies on business ethics.

                              RIVIERA TOOL COMPANY
                   PROXY FOR ANNUAL MEETING DECEMBER 20, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Kenneth K. Rieth and Peter C. Canepa and each or either of them, proxies with full power of substitution, to vote all stock of Riviera Tool Company, a Michigan corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at Rembrandt's At Bridgewater, 333 Bridgewater Street, N.W., Grand Rapids, Michigan 49504, on Wednesday, December 20, 2000, at 4:00 p.m. and at any adjournment.

    1.  ELECTION OF DIRECTORS:

    [ ] FOR the nominees listed below                     [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)              To vote for the nominees listed below

           John C. Kennedy                          Thomas H. Highley

--------------------------------------------------------------------------------
     2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2001.
               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED HEREON WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS NOMINATED AND RATIFICATION OF THE AUDITORS. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
The undersigned hereby acknowledge receipt of the Annual Report of the Company for its fiscal year ended August 31, 2000, and Notice of Annual Meeting of Shareholders and Proxy Statement dated November 20, 2000.

                                           Dated:  , 2000

                                           ------------------------------------
                                                        Signature

                                           ------------------------------------
                                                        Signature

                                           Please sign exactly as your name
                                           appears hereon. If stock is held
                                           jointly, each holder should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian,
                                           corporate officer or in any other
                                           capacity, please state title in
                                           full.
                PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY